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                          VAN KAMPEN AMERICAN CAPITAL
                                   PACE FUND
    SUPPLEMENT DATED MAY 12, 1998 TO THE PROSPECTUS DATED OCTOBER 28, 1997,
        AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998 AND MARCH 9, 1998

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended with the following:

    PORTFOLIO MANAGEMENT. The Fund is managed by a management team of Portfolio Managers headed by Alan T. Sachtleben. Mr. Sachtleben has been a Vice President of the Fund since 1987 and has been Executive Vice President of the Adviser and Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.") since June 1995. B. Robert Baker, John M. Cunniff and Jeff New are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Baker has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since June 1995. Prior to that time, Mr. Baker was an Associate Portfolio Manager of the Adviser. Mr. Cunniff has been a Vice President and Portfolio Manager of the Adviser and Advisory Corp. since October 1995. Prior to that time, Mr. Cunniff was a Vice President, Portfolio Manager with Templeton Quantitative Advisors. Mr. New has been Senior Vice President and Portfolio Manager of the Adviser and Advisory Corp. since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Advisory Corp. Prior to June 1994, Mr. New was Associate Portfolio Manager of the Adviser.